UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 17, 2004

                        ANTEON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                      001-31258                 13-3880755
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


          3211 Jermantown Road, Suite 700
                    Fairfax, VA                             22030-2801
     (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (703) 246-0200

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

      Amendment to Supplemental Retirement Savings Plan
      -------------------------------------------------

      On December 17, 2004, the Board of Directors of Anteon International Corporation, a Delaware corporation (the "Company"), amended and restated the Company's Supplemental Retirement Savings Plan (the "Plan"), effective January 1, 2005, to comply with requirements of the American Jobs Creation Act signed into law on October 22, 2004 (the "Act"). Certain key employees and non-employee directors are eligible to participate in the Plan.

     Amendments to the Plan include new restrictions on the timing of deferral elections, time and form of distributions, acceleration of benefits, and other matters addressing section 409A of the Internal Revenue Code, which was enacted as part of the Act. The Plan is included as Exhibit 10.1 to this Report, and this description of the amendments to the Plan is qualified in its entirety by reference to that Exhibit.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.  Description

     10.1 Anteon International Corporation Supplemental Retirement Savings Plan, as Amended and Restated, Effective January 1, 2005.

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                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANTEON INTERNATIONAL CORPORATION

Date: December 22, 2004                     /s/  Curtis L. Schehr
------------------------                    ------------------------------------
                                                 Curtis L. Schehr
                                                 Senior Vice President,
                                                 General Counsel and Secretary